UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 29, 2007
STANDARD AERO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-124394	98-0432892
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
500-1780 Wellington Avenue
Winnipeg, Manitoba, Canada R3H 1B3
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (204) 987-8860
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On June 29, 2007, Standard Aero Holdings, Inc. issued a press release announcing the launch of a cash tender offer and related consent solicitation for all of the outstanding 8¼% Senior Subordinated Notes due 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 29, 2007.

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD AERO HOLDINGS, INC.

Date: June 29, 2007	By:	/s/ Bradley Bertouille
Bradley Bertouille Chief Financial Officer